CP Fixed Income Investor Presentation November 2021 CONFIDENTIAL A final base shelf prospectus containing important information relating to the securities described in this document has been filed with the securities regulatory authorities in each of the provinces of Canada. A copy of the final base shelf prospectus, any amendment to the final base shelf prospectus and any applicable shelf prospectus supplement that has been filed, is required to be delivered with this document. This document does not provide full disclosure of all material facts relating to the securities offered. Investors should read the final base shelf prospectus, any amendment and any applicable shelf prospectus supplement for disclosure of those facts, especially risk factors relating to the securities offered, before making an investment decision. Exhibit 99.7

Disclaimer Canadian Pacific Railway Limited (“CPRL” or the “Company”) and Canadian Pacific Railway Company (“CPRC” and together with their subsidiaries, “CP”, “CP Rail” or “Canadian Pacific” as the context may so require) have filed a registration statement (containing the base prospectus) and a prospectus supplement with the Securities and Exchange Commission (the “SEC”) for the offering to which this presentation relates. This presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction, or an inducement to enter into investment activity in any jurisdiction, where such offer, solicitation or inducement is not permitted. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any decision to purchase any securities in any offering should be made solely on the basis of the information to be contained in the prospectus supplement and documents incorporated by reference therein. Before you invest in the securities in this offering, you should read the prospectus supplement and the accompanying prospectus and other documents the Company has filed with the SEC, or the prospectus supplement and accompanying prospectus and other documents the Company files with applicable securities commissions and similar regulatory authorities in Canada, as applicable, for more complete information about the Company and the offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov or SEDAR at www.sedar.com. Alternatively, the Company or any underwriter participating in the offering can arrange to send you the prospectus supplement and accompanying prospectus if you request it by calling BMO Capital Markets Corp. at 1-800-414-3627 or Goldman Sachs & Co. LLC at 1-866-471-2526. Forward Looking Statements The following presentation contains certain forward-looking information within the meaning of applicable securities laws relating, but not limited, to Canadian Pacific’s operations, priorities and plans, anticipated financial performance, including our business prospects, planned capital expenditures, financing strategies, programs and strategies. This forward-looking information also includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words such as “anticipate”, “believe”, “expect”, “plan”, “financial expectations”, “key assumptions”, “outlook”, “guidance”, or similar words suggesting future outcomes. Undue reliance should not be placed on forward-looking information as actual results may differ materially from the forward-looking information. Forward-looking information is not a guarantee of future performance. By its nature, CP’s forward-looking information involves numerous assumptions, inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking information, including but not limited to the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks in agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; inflation; changes in laws and regulations, including regulation of rates; changes in taxes and tax rates; climate change and the market and regulatory responses to climate change; ability to achieve commitments and aspirations relating to reducing greenhouse gas emissions and other climate-related objectives; potential increases in maintenance and operating costs; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans including long-term floating rate notes; investments, various events that could disrupt operations, including severe weather, droughts, floods, avalanches and earthquakes as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions; the timing and completion of the pending Kansas City Southern (“KCS”) transaction and the satisfaction of other conditions precedent; interloper risk to the pending KCS transaction; the realization of anticipated benefits and synergies of the pending KCS transaction and the timing thereof; achievement of de-leveraging targets and free cash flow generation prior to and following the KCS transaction; the success of integration plans for KCS; the focus of management time and attention on the pending KCS transaction and other disruptions arising from the transaction; customer, shareholder, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de Mexico, S.A. de C.V.'s Concession; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; potential changes in the CP share price which may negatively impact the value of consideration offered to KCS shareholders; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the pending KCS transaction. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in CP’s annual and quarterly reports filed on Form 10-K and 10-Q, respectively, and to the prospectus supplement and the accompanying prospectus and other documents the Company has filed with the SEC, or the prospectus supplement and accompanying prospectus and other documents the Company files with applicable securities commissions and similar regulatory authorities in Canada, as applicable. Forward-looking information is based on current expectations, estimates and projections and it is possible that predictions, forecasts, projections, and other forms of forward-looking information will not be achieved by CP. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, whether as a result of new information, future events or otherwise.

Basis of Presentation Basis of presentation Except where noted, all figures are in millions of U.S. dollars. Financial information is prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), unless otherwise noted. As a result of the five-for-one share split of the Company's issued and outstanding Common Shares, which began trading on a post-split basis on May 14, 2021, per share amounts and all outstanding Common Shares for comparative periods presented have been retrospectively adjusted. Non-GAAP Measures CP presents Non-GAAP earnings information in this presentation to provide a basis for evaluating underlying earnings trends that can be compared with the prior period's results. It should be noted that CP’s Non-GAAP earnings as described in this presentation, have no standardized meanings and are not defined by U.S. GAAP and, therefore, are unlikely to be comparable to similar measures presented by other companies. Although CP has provided a target non-GAAP measure (Adjusted net debt to Adjusted EBITDA ratio), management is unable to reconcile, the forward-looking Adjusted diluted EPS, and target Adjusted net debt to Adjusted EBITDA ratio to the most comparable GAAP measure (diluted EPS, and long-term debt to net income ratio respectively), due to unknown variables and uncertainty related to future results. These unknown variables may include unpredictable transactions of significant value. In recent years, CP has recognized acquisition-related costs (including legal, consulting, and financing fees and fair value gain or loss on FX forward contracts and interest rate hedges), the Kansas City Southern merger termination fee received, changes in income tax rates and a change to an uncertain tax item. These or other similar, large unforeseen transactions affect diluted EPS but may be excluded from CP's Adjusted diluted EPS and Adjusted net debt to Adjusted EBITDA ratio, where applicable. Additionally, the U.S.-to-Canadian dollar exchange rate is unpredictable and can have a significant impact on CP's reported results but may be excluded from CP's Adjusted diluted EPS and Adjusted net debt to Adjusted EBITDA ratio. In particular, CP excludes the FX impact of translating the Company's debt and lease liabilities from Adjusted diluted EPS and Adjusted net debt to Adjusted EBITDA ratio. For further information regarding Non-GAAP measures see the Non-GAAP Measures information in this presentation.

Key GAAP and Non-GAAP Measures $ in millions of Canadian dollars, except per share data, ratios or unless otherwise indicated 2016 2017 2018 2019 2020 Total revenues $ 6,232 $ 6,554 $7,316 $7,792 $7,710 Operating income 2,411 2,519 2,831 3,124 3,311 Adjusted operating income* 2,411 2,468 2,831 3,124 3,311 Operating ratio 61.3% 61.6% 61.3% 59.9% 57.1% Adjusted operating ratio* 61.3% 62.4% 61.3% 59.9% 57.1% Net income 1,599 2,405 1,951 2,440 2,444 Adjusted income* 1,549 1,666 2,080 2,290 2,403 Diluted earnings per share* 2.13 3.29 2.72 3.50 3.59 Adjusted diluted earnings per share* 2.06 2.28 2.90 3.29 3.53 Cash provided by operating activities 2,089 2,182 2,712 2,990 2,802 Cash used in investing activities (1,069) (1,295) (1,458) (1,803) (2,030) Cash used in financing activities (1,493) (700) (1,542) (1,111) (764) Free cash* 1,007 874 1,289 1,357 1,157 Long-term debt to Net Income ratio 5.4 3.4 4.5 3.6 4.0 Adjusted net debt to Adjusted EBITDA ratio* 2.9 2.6 2.6 2.4 2.5 Financial Highlights *For a full description and reconciliation of Non-GAAP Measures see the information in this presentation. As a result of the five-for-one share split of the Company's issued and outstanding Common Shares, which began trading on a post-split basis on May 14, 2021, per share amounts for periods prior to Q2 2021 have been retrospectively adjusted.

Meeting Participants Managing Director, Investor Relations & Treasury Chris De Bruyn Executive Vice President & Chief Financial Officer Nadeem Velani

Overview of CPKC Transaction

New third single-line connection between the US Midwest and Texas/Mexico Creating the First US-Mexico-Canada Rail Network Diversifies current business and geographic mix with the addition of new routes Driving USMCA growth and investment opportunities Enhances competition by creating new single-line haul routes UNLOCKS Annualized EBITDA SYNERGIES OF $1 BILLION(1,2) New direct link between Midwest U.S. / Canada to Gulf Coast / Mexico Commitment to post-transaction de-leveraging and maintaining strong investment grade rating Synergies are expected to be realized within the first 3 years of final STB approval; $1 billion of est. EBITDA synergies comprised of $820 million revenue-driven EBITDA synergies and $180 million cost-driven EBITDA synergies. For a full description and reconciliation of Non-GAAP Measures see the information in the presentation.

FINANCIAL TERMS KCS shareholders will receive 2.884 CP common shares and $90 in cash for each KCS common share held Cash consideration ($90 per share) Based on closing price of August 9th, CP’s proposal is valued at $300 / share(1) Represents 34% premium to KCS’ unaffected price(2) CP and KCS shareholders will own approximately 72% and 28% of CPKC, respectively Cash consideration to be funded with cash-on-hand and public debt financing GOVERNANCE The combined business will be named Canadian Pacific Kansas City (“CPKC”) Global headquarters will be in Calgary, Alberta and Kansas City, Missouri will be the U.S. headquarters Mexico headquarters will remain in Mexico City and Monterrey CP’s U.S. headquarters in Minneapolis-St. Paul will remain an important base of operations Keith Creel will serve as Chief Executive Officer of CPKC, with 4 KCS Directors joining CP’s expanded Board at the appropriate time SYNERGIES Expected to unlock $1 billion in EBITDA(3) synergies $820 million EBITDA(3) growth from market growth opportunities $180 million cost and efficiency improvements Based on CP closing price of CAD$91.50 as of August 9, 2021, converted at a 1.2565 CAD/USD spot exchange rate. Based on KCS’ unaffected closing price of $224.16 as of March 19, 2021. For a full description and reconciliation of Non-GAAP Measures see the information in this presentation. Transaction Summary Solid Business Fundamentals and Financial Principles Drive Strong Credit Position

Introduction of Interim Trust Structure CP is intending to close the transaction into a Voting Trust The two entities will remain separate during this time and there will be no premature control of Kansas City Southern by CP CP will appoint an independent Trustee (David Starling) to exercise voting control over KCS Kansas City Southern will continue to be a strong and growing railroad with a prudent standalone capital structure, benefitting from ongoing support of its growth plans without interruption The Board of Directors and management of Kansas City Southern will continue to oversee and operate Kansas City Southern on a day-to-day basis while it is in Trust; this will provide confidence that Kansas City Southern can deliver on its forecasts However, during this period, CP will have access to Kansas City Southern’s levered free cash (consistent with KCS’s ordinary course capital allocation policy), which will be made available to CP for de-leveraging of acquisition debt Following receipt of Full STB approval (currently expected Q4 2022), the Trust is then unwound and CP and Kansas City Southern will be fully integrated Closing Kansas City Southern into a Trust prior to full STB approval of CP’s control application is a standard procedure with several precedents(1), and has been specifically approved in this proceeding CP Kansas City Southern Trust Kansas City Southern shares placed into Trust and business is operated independent of CP by Kansas City Southern Management Kansas City Southern levered cash flows distributed to CP while in Trust Kansas City Southern shareholders to receive CP shares and cash consideration Precedent rail transactions with voting Trust structures since 2015 include the acquisition of Genesee & Wyoming by Brookfield Infrastructure Partners in 2019, and the acquisition of Providence & Worcester Railroad by Genesee & Wyoming in 2016.

Approval confirmed September 30, 2021 APPROVAL OF CP VOTING TRUST December 8 and 10 for CP and KCS, respectively SHAREHOLDER VOTES IFT APPROVAL RECEIVED; COFECE Expected by Q1 2022 RECEIVE MEXICAN IFT AND COFECE APPROVALS1 EXPECTED By Q1 2022 KCS SHAREHOLDERS RECEIVE CONSIDERATION AND TRANSACTION CLOSES INTO VOTING TRUST EXPECTED Q4 2022 FULL CONTROL OF KCS OBTAINED FOLLOWING FULL STB APPROVAL Expected Transaction Timing Canadian Competition Act and Investment Canada Act approvals are not required. Instituto Federal de Telecomunicaciones (IFT) and Comisión Federal de Competencia Económica (COFECE) are required. (2) These are estimated timings and may be accelerated or delayed based on a number of factors. March 2023 LATEST DATE FOR STB TO PROVIDE RULING

Key Credit Highlights

Key Pro Forma Credit Highlights 1 3 Unrivaled Transcontinental Rail Network 4 5 Combination Unlocks Substantial Synergy Opportunities Through Service Offerings and Efficiencies Larger, More Diversified Business Track Record of Financial Discipline 2 Track Record of Stable and Resilient Operating Performance

Financial Principles Focused on Maintaining Strong Investment Grade Profile

KEY FINANCIAL PRINCIPLES

~$1.5B
Target Capital Expenditures ($CAD)

PROACTIVE, DISCIPLINED APPROACH TO INVESTMENT

- Proactive reinvestment in the franchise to support sustainable, profitable growth at a low incremental cost

2.0 – 2.5x
Adj. Net Debt / Adj. EBITDA(1)

PRUDENT APPROACH TO LEVERAGE

- Preserving balance sheet strength with long-term 2.0 – 2.5x Adj. Net Debt / Adj. EBITDA(1) target
- Proactively managing leverage to macro volatility

Prudent
Shareholder Returns

PRUDENT SHAREHOLDER RETURNS

- Share repurchases and dividend increases have been paused (and will only be reinstated upon achievement of target leverage)

Strong Investment Grade
Target Credit Rating

MAINTENANCE OF STRONG CREDIT PROFILE

- Solid business fundamentals, clear pathway of deleveraging and disciplined financial principles drive credit position; long-term commitment to strong investment grade ratings

(1) For a full description and reconciliation of Non-GAAP Measures see the information in this presentation.

Track Record of Financial Discipline 1 Financial Principles Focused on Maintaining Strong Investment Grade Profile Proven commitment to target leverage and credit rating (Strong Investment Grade) Track record of strong free cash generation and measured approach to shareholder returns Committed to deleveraging back to target range: Share repurchases on pause since late 2020 and to remain on pause through de-leveraging period Dividend increases also on hold Diversified book of business and disciplined cost control provide resilient operating model in various economic environments Total Revenues ($ CAD millions) Adjusted EBITDA(1) ($ CAD millions) Cash From Operations ($ CAD millions) Free Cash(1) ($ CAD millions) Leverage (Adj. Net Debt / Adj. EBITDA(1)) Available Liquidity Amount Committed Credit Facility Five year facility – matures September 2026 Two year facility – matures September 2023 $1.3 Billion Commercial Paper Program ($565M issued Q3 2021) $1 Billion Letter of Credit Facility ($CAD 59M drawn Q3 2021) $CAD 300 Million For a full description and reconciliation of Non-GAAP Measures see the information in this presentation. (2) Metrics reflect CP stand-alone results.

Stable and Resilient Operating Performance 2 5-year change: -6% 5-year change: -3% 5-year change: +13% 5-year change: +10% The cornerstone of our industry leading performance is our precision railroading operating model and disciplined focus on planning and execution. Faster train speeds and reduced dwell means better asset utilization and reduced costs for CP and our customers. Ability to expand that as part of a larger franchise. Longer, heavier, faster trains increase network capacity and reduce operating costs. The end result is strong service at a low cost in any economic environment. 420 bps Improvement For a full description and reconciliation of Non-GAAP Measures see the information in this presentation.

Unrivaled Transcontinental Rail Network 3 Powerhouse franchise that connects key supply chain regions in the U.S., Mexico, and Canada 19,200 Route Miles 20,000 Employees Pro-competitive and pro-service for the shippers creating the only USMCA RR with connections to all 3 Coasts Enhances competition by creating new single line haul routes through unrivaled market reach New single line hauls between U.S. Northeast and Texas and Mexico New single line hauls between the upper U.S. plains and Texas and Mexico Creates a third competitive rail carrier between Mexico, Texas, and Chicago Connects six of the seven largest metro regions in North America Diversifies commodity and currency risks

Larger, More Diversified Business 4 Figures Expressed as a Percent of 2020A Freight Revenue Business Mix Geography Canadian Pacific CPKC1 Kansas City Southern Acquisition further diversifies mix of business and end market exposure, creating a strong base to drive sustainable growth Source: Public Disclosure. Note: Figures in Canadian dollars converted to USD at a USD/CAD spot exchange rate of 0.80. (1) Reflects pre-synergy revenues.

Substantial Synergy Opportunities Unique combination enables significant growth for our customers throughout North America Efficient new single-line routes and dramatically expanded market reach for customers Planned capital investments to support growth synergies, such as additional network sidings, siding extensions and investment in Centralized Traffic Control (CTC) $820 MILLION EBITDA(1) GROWTH FROM MARKET OPPORTUNITIES Driven by a combination of improved fuel efficiency, lower G&A costs, equipment rents as well as facilities, IT spend and licensing CPKC to utilize best practices to support increased operating efficiencies $180 MILLION COST AND EFFICIENCY IMPROVEMENTS Increased from previous estimate of $600 million based on customer feedback and additional market insight, particularly in the Bulk and Intermodal segments Following COMPLETION OF THE Combination anticipated in Q4 2022, CPKC expects to generate $1 billion in annualized synergies within 3 years 5 For a full description and reconciliation of Non-GAAP Measures see the information in the presentation.

Financing Plan and Wrap-up

Key Financing Principles of De-leveraging Strategy CP acquisition debt structured to optimize prepayment flexibility and available de-leveraging to target leverage / ratings profile Pro forma maturity profile designed to accelerate debt reduction during Trust period with available free cash Special Mandatory Redemption (SMR) on certain tranches provides the ability to normalize balance sheet in the event the transaction does not fully close Refinancing Flexibility Free Cash Share buybacks and dividend increases will remain paused with cash flow directed towards reducing leverage over near-term Cash flow distributions from Kansas City Southern while in Trust (consistent with ordinary course Capital Allocation Policy) directed to repayment of short-term acquisition debt Post-Trust Acceleration Upon receipt of STB control approval – expected Q4 2022 - consolidated cash at CP and Kansas City Southern is fungible and is available for reduction of indebtedness at both parties Immediate return to long-term leverage target before giving consideration to substantial synergies from the combination 2.0x Target Adj. Net Debt / Adj. EBITDA(1) 2.5x For a full description and reconciliation of Non-GAAP Measures see the information in this presentation.

Acquisition financing to be split with the following goals in mind: Contemplating a mix of USD and CAD maturities, with majority of funding expected in USD market Sufficient short-tenor/callable maturities to facilitate maximum de-leveraging between 2022-2024 Long-term maturities to target benchmark tenors that match assets and fit within pro forma maturity profile Special Mandatory Redemption embedded in sufficient longer-term tranches to ensure leverage target is met in any scenario Significant liquidity available over de-leveraging period via $1.3B committed credit facilities, excess cash flows from KCS and pausing of share repurchases Balanced Maturity Profile and Solid Liquidity Pro Forma Maturity Profile (CP/KSU) (Native Currency $M’s) Bond Financing Will Balance De-Leveraging Targets with Prudent Financial Principles

Summary Terms Terms Issuer: Canadian Pacific Railway Company Guarantor: Canadian Pacific Railway Limited Security: Senior Unsecured Notes; USD / CAD Expected Ratings(1): BBB+ (stable) / Baa2 (stable) Use of Proceeds: To fund cash portion of Merger Consideration and to pay fees and expenses related to this offering and the acquisition of KCS Special Mandatory Redemption: 101% if Final STB Approval not received on or prior to March 25, 2023 Offering Format: Registered / Public Active Bookrunners: BMO Capital Markets, Goldman Sachs & Co. LLC A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

COMMITMENT TO MAINTAINING STRONG CREDIT PROFILE AND SOLID INVESTMENT GRADE RATING STRONG CONSOLIDATED CASH FLOW PROFILE AND COMMITMENT TO RAPID DE-LEVERAGING, WITH LONG-TERM 2.0-2.5x ADJ. NET DEBT / ADJ. EBITDA(1) TARGET ENHANCED SCALE AND DIVERSITY POSITIONS CPKC FOR STABLE GROWTH, BRINGING TOGETHER TWO RAILROADS WITH HIGHEST 3-YEAR REVENUE CAGR BALANCED CAPITAL ALLOCATION APPROACH WITH SHARE REPURCHASES AND DIVIDEND INCREASES PAUSED UNTIL LEVERAGE TARGET ACHIEVED CREATES FIRST US-MEXICO-CANADA RAIL NETWORK – TRULY END-TO-END AND PRO-COMPETITIVE WITH NO OVERLAP COMBINATION OFFERS SIGNIFICANT BENEFITS TO RAIL SHIPPERS AND TO THE SUPPLY CHAIN ANNUALIZED EBITDA(1) SYNERGIES OF $1BN CREATES SIGNIFICANT VALUE CPKC Delivers Significant Benefits To All Stakeholders CP’S LEADING MANAGEMENT TEAM HAS CONSISTENTLY OUTPERFORMED AND DELIVERED SUPERIOR RESULTS FOR STAKEHOLDERS WHILE ADHERING TO PRUDENT FINANCIAL PRINCIPLES For a full description and reconciliation of Non-GAAP Measures see information in this presentation.

Canadian Pacific 7550 Ogden Dale Road Calgary, AB T2C 4X9

Appendix A Operating Responsibly

Operating Responsibly

Environmental Sustainability

Transportation by rail is one of the most economical and environmentally responsible methods of moving freight.

- The transportation sector is responsible for 28% of Canada's annual GHG emissions, with the rail industry contributing only 1% to the country's total annual GHG emissions[(1)].
- Trains are 4 times more fuel efficient than trucks and produce 75% fewer GHG emissions[(2)].
- The transportation of freight by rail will continue to play an integral role in the low-carbon future for North America.

GHG Emissions by Sector in Canada
(% of Canadian GHG Emissions)


Non-transportation 71%
Transportation (non-rail) 28%
Rail Transportation 1%


A SINGLE-UNIT TRAIN KEEPS MORE THAN
300
TRUCKS OFF OF PUBLIC ROADS
4x
MORE FUEL-EFFICIENT
75%
LESS GHG EMISSIONS

(1) Environment and Climate Change Canada (2019) National Inventory Report 1990-2017: Greenhouse Gas Sources and Sinks in Canada
(2) Association of American Railroads (2019). Freight Railroads Embrace Sustainability & Environmental Preservation. Whitepaper Fact Sheet.

26

In July 2020 CP released a Climate Change Statement acknowledging the impacts of rising global temperatures and reiterating our commitment to address climate change through innovation and industry leading best practices. CP has committed to setting science-based targets to reduce emissions in line with the Paris Agreement. CP is conducting scenario analysis to understand the full range of possible impacts from climate change related to our business. CP’s locomotive operations consume more than 92% of the energy needed to run our operations. While CP regularly outperforms industry averages for fuel efficiency, we are committed to further improving the carbon footprint of our locomotives. Since 1990, CP has improved locomotive fuel efficiency by 43% representing 31 million metric tons of carbon avoided. CP’s consumes 11% less fuel per gross ton mile than than the North American Class 1 average. 17% improvement Operating Responsibly Climate Change & Emissions Reduction 18% improvement

CP has been North America’s safest railway for 15 consecutive years. Over the last decade, our train accident frequency has decreased more than 40%. Each year CP allocates over 50% of its capital investments toward safety and replacement initiatives to ensure our network remains safe and efficient. Management compensation is tied to safety performance: 20% of the short-term incentive program is weighted to safety. 24% improvement 13% improvement Certain statistical highlights and safety indicators figures have been updated to reflect new information or have been revised to conform with current presentation. Safety is foundational at CP. We remain steadfast in our commitment to safety, across our entire operation. Operating Responsibly Safety

Appendix B Description and Reconciliation of Non-GAAP Measures

Reconciliation of GAAP Performance Measures to Non-GAAP Performance Measures The Company presents Non-GAAP measures to provide a basis for evaluating underlying earnings and liquidity trends in the Company’s business that can be compared with the results of operations in prior periods. In addition, these Non-GAAP measures facilitate a multi-period assessment of long-term profitability, allowing management and other external users of the Company’s consolidated financial information to compare profitability on a long-term basis, including assessing future profitability, with that of the Company’s peers. These Non-GAAP measures have no standardized meaning and are not defined by accounting principles generally accepted in the United States of America ("GAAP") and, therefore, may not be comparable to similar measures presented by other companies. The presentation of these Non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or as superior to the financial information presented in accordance with GAAP   The Company uses adjusted earnings results including Adjusted income, Adjusted diluted earnings per share, Adjusted operating income and Adjusted operating ratio to evaluate the Company’s operating performance and for planning and forecasting future business operations and future profitability. These Non-GAAP measures provide meaningful supplemental information regarding operating results because they exclude certain significant items that are not considered indicative of future financial trends either by nature or amount. As a result, these items are excluded for management assessment of operational performance, allocation of resources and preparation of annual budgets. These significant items may include, but are not limited to, restructuring and asset impairment charges, individually significant gains and losses from sales of assets, acquisition-related costs (including legal, consulting, and financing fees and fair value gain or loss on FX forward contracts and interest rate hedges), the merger termination payment received, the foreign exchange ("FX") impact of translating the Company’s debt and lease liabilities (including borrowings under the credit facility), discrete tax items, changes in income tax rates, changes to an uncertain tax item, and certain items outside the control of management. These items may not be non-recurring. However, excluding these significant items from GAAP results allows for a consistent understanding of the Company's consolidated financial performance when performing a multi-period assessment including assessing the likelihood of future results. Accordingly, these Non-GAAP financial measures may provide insight to investors and other external users of the Company's consolidated financial information.

Adjusted Operating Income Reconciliation of GAAP to Non-GAAP Performance Measures Adjusted operating income is calculated as Operating income reported on a GAAP basis less significant items (in millions of Canadian dollars) 2016 2017 2018 2019 2020 Operating Income as reported $2,411 $2,519 $2,831 $3,124 $3,311 Less significant item: Management transition recovery - 51 - - - Adjusted Operating Income(1) $2,411 $2,468 $2,831 $3,124 $3,311

Adjusted Operating Ratio Reconciliation of GAAP to Non-GAAP Performance Measures Operating ratio is defined as operating expenses divided by revenues Adjusted operating ratio excludes those significant items that are reported within Operating income. (%) 2016 2017 2018 2019 2020 Operating Ratio as reported (1) 61.3% 61.6% 61.3% 59.9% 57.1% Less significant item: Management transition recovery - (0.8) - - - Adjusted Operating Ratio (2) 61.3% 62.4% 61.3% 59.9% 57.1%

Adjusted Income Reconciliation of GAAP to Non-GAAP Performance Measures The tax effect of adjustment was calculated as the pre-tax effect of the adjustment multiplied by the applicable tax rate for the above items of 7.17%, 15.27%, 10.64%, 8.55%, and 13.58% for the years presented, respectively. The applicable tax rates reflect the taxable jurisdiction and the nature, being on account of capital or income, of the significant items. Adjusted income is calculated as Net income reported on a GAAP basis adjusted for significant items. (in millions of Canadian dollars) 2016 2017 2018 2019 2020 Net Income as reported $1,599 $2,405 $1,951 $2,440 $2,444 Less significant items: Legal settlement charge (25) - - - - Insurance recovery of legal settlement - 10 - - - Charge on hedge roll and de-designation - (13) - - - Management transition recovery - 51 - - - Impact of FX translation gain (loss) on debt and lease liabilities 79 186 (168) 94 14 Add: Tax effect of adjustments(1) 4 36 (18) 8 2 Income tax rate changes - (541) (21) (88) (29) Provision for uncertain tax item - - - 24 - Adjusted Income(2) $1,549 $1,666 $2,080 $2,290 $2,403

Adjusted Diluted Earnings Per Share (“EPS”) Reconciliation of GAAP to Non-GAAP Performance Measures As a result of the five-for-one share split of the Company's issued and outstanding Common Shares, which began trading on a post-split basis on May 14, 2021, per share amounts for periods prior to Q2 2021 have been retrospectively adjusted. The tax effect of adjustment was calculated as the pre-tax effect of the adjustment multiplied by the applicable tax rate for the above items of 7.17%, 15.27%, 10.64%, 8.55% and 13.58% for the years presented, respectively. The applicable tax rates reflect the taxable jurisdiction and the nature, being on account of capital or income, of the significant items. Adjusted diluted earnings per share is calculated using adjusted income, as defined above, divided by the weighted-average diluted number of Common Shares outstanding during the period as determined in accordance with GAAP. (in Canadian dollars per share) 2016 2017 2018 2019 2020 Diluted Earnings Per Share as reported(1) $2.13 $3.29 $2.72 $3.50 $3.59 Less significant items: Legal settlement charge (0.03) - - - - Insurance recovery of legal settlement - 0.01 - - - Charge on hedge roll and de-designation - (0.02) - - - Management transition recovery - 0.07 - - - Impact of FX translation gain (loss) on debt and lease liabilities 0.11 0.25 (0.23) 0.13 0.02 Add: Tax effect of adjustments(2) 0.01 0.05 (0.02) 0.01 - Income tax rate changes - (0.75) (0.03) (0.13) (0.04) Provision for uncertain tax item - - - 0.04 - Adjusted Diluted Earnings Per Share (1,3) $2.06 $2.28 $2.90 $3.29 $3.53

Free Cash Reconciliation of GAAP to Non-GAAP Performance Measures Free cash is calculated as Cash provided by operating activities, less Cash used in investing activities, adjusted for changes in cash and cash equivalents balances resulting from FX fluctuations, and the acquisitions of the Central Maine & Quebec Railway (“CMQ”) and the Detroit River Tunnel Partnership (“DRTP”). Free cash is a measure that management considers to be a valuable indicator of liquidity. Free cash is useful to investors and other external users of the Company’s Consolidated Financial Statements as it assists with the evaluation of the Company’s ability to generate cash to satisfy debt obligations and discretionary activities such as dividends, share repurchase programs and other strategic opportunities. The acquisitions of CMQ and DRTP are not indicative of investment trends and have also been excluded from Free cash. Free cash should be considered in addition to, rather than as a substitute for, Cash provided by Operating activities. (in millions of Canadian dollars) 2016 2017 2018 2019 2020 Cash provided by operating activities $2,089 $2,182 $2,712 $2,990 $2,802 Cash used in investing activities (1,069) (1,295) (1,458) (1,803) (2,030) Effect of foreign currency fluctuations on US dollar-denominated cash and cash equivalents (13) (13) 11 (4) 6 Less: Settlement of forward starting swaps on debt issuance - - (24) - - Investment in Central Maine & Quebec Railway - - - (174) 19 Investment in Detroit River Tunnel Partnership - - - - (398) Free Cash(1) $1,007 $874 $1,289 $1,357 $1,157

EBIT, Adjusted EBIT and Adjusted EBITDA Reconciliation of GAAP to Non-GAAP Performance Measures Earnings before interest and tax (“EBIT”) is calculated as Net income before Net interest expense and Income tax expense. Adjusted EBIT excludes items reported in both Operating income and Other (income) expense. Adjusted EBITDA is calculated as Adjusted EBIT plus operating lease expense and Depreciation and amortization, less Other components of net periodic benefit recovery. (in millions of Canadian dollars) 2016 2017 2018 2019 2020 Net Income as reported $1,599 $2,405 $1,951 $2,440 $2,444 Add: Net interest expense 471 473 453 448 458 Income tax expense 553 93 637 706 758 EBIT (1) 2,623 2,971 3,041 3,594 3,660 Less significant items (pre-tax): Legal settlement charge (25) - - - - Insurance recovery of legal settlement - 10 - - - Charge on hedge roll and de-designation - (13) - - - Management transition recovery - 51 - - - Impact of FX translation gain (loss) on debt and lease liabilities 79 186 (168) 94 14 Adjusted EBIT (2) 2,569 2,737 3,209 3,500 3,646 Add: Operating lease expense 111 104 97 83 78 Depreciation and amortization 640 661 696 706 779 Less: Other components of net periodic benefit recovery 167 274 384 381 342 Adjusted EBITDA (3) $3,153 $3,228 $3,618 $3,908 $4,161

Adjusted Net Debt Reconciliation of GAAP to Non-GAAP Performance Measures Adjusted Net Debt is defined is defined as Long-term debt, Long-term debt maturing within one year and Short-term borrowing as reported on the Company’s Consolidated Balance Sheets adjusted for pension plans deficit, operating lease liabilities recognized on the Company’s Consolidated Balance Sheets, and Cash and cash equivalents. (in millions of Canadian dollars) 2016 2017 2018 2019 2020 Long-term Debt including long-term debt maturing within one year as at December 31 $8,684 $8,159 $8,696 $8,757 $9,771 Add: Pension plans deficit 273 278 266 294 328 Operating lease liabilities 361 281 387 354 311 Less: Cash and cash equivalents 164 338 61 133 147 Adjusted Net Debt as at December 31 (1) $9,154 $8,380 $9,288 $9,272 $10,263

Adjusted Net Debt to Adjusted EBITDA Ratio Reconciliation of GAAP to Non-GAAP Performance Measures Adjusted Net Debt is defined in this presentation Adjusted EBITDA is defined in this presentation Adjusted Net Debt to Adjusted EBITDA is defined as Adjusted Net Debt divided by Adjusted EBITDA. The Adjusted Net Debt to Adjusted EBITDA ratio is a key credit measure used to assess the Company's financial capacity. The ratio provides information on the Company's ability to service its debt and other long-term obligations. (in millions of Canadian dollars, except for ratios) 2016 2017 2018 2019 2020 Adjusted Net Debt as at December 31 (1) $9,154 $8,380 $9,288 $9,272 $10,263 Adjusted EBITDA for the year ended December 31 (2) 3,153 3,228 3,618 3,908 4,161 Adjusted Net Debt to Adjusted EBITDA ratio (3) 2.9 2.6 2.6 2.4 2.5